                                                           EXTERNAL USE
LEHMAN BROTHERS                                                                                        RESIDENTIAL MORTGAGE FINANCE



                                                            TERM SHEET
                                                          $1,213,624,100
                                         (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                                          SASCO 2003-26A
                                            AURORA LOAN SERVICES INC., MASTER SERVICER
                                     WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

                                                         WAL
                                                       to WA       WAL To    Est. Pmt to  Expected
                                                       Months     Optional    Optional    Initial        Legal        Expected
                    Approx.    Initial    Security    To Roll    Termination Termination   Loss          Final         Ratings
Class                Size ($) Coupon (1) Description (yrs)(2)(3) (yrs)(2)(3)  Window (2)  Coverage      Maturity     (S&P/Moody's)
------------------------------------------------------------------------------------------------------------------------------------
1-A              $187,910,000  Variable   Variable PT    N/A        2.75     09/03-08/13   7.00%        9/25/2033       AAA / Aaa

1-AX (4)             Notional    0.24%    Interest       N/A        0.38     09/03-01/04   7.00%       01/25/2004       AAA / Aaa
                                             Only

B1-I               $6,667,000  Variable     Sub PT       N/A        5.44     09/03-08/13   3.70%        9/25/2033           AA

B2-I               $2,727,000  Variable     Sub PT       N/A        5.44     09/03-08/13   2.35%        9/25/2033           A

B1-I-X (4)           Notional  Variable   Interest       N/A        5.44     09/03-08/13   3.70%        9/25/2033           AA
                                             Only

B2-I-X (4)           Notional  Variable   Interest       N/A        5.44     09/03-08/13   2.35%        9/25/2033           A
                                             Only
------------------------------------------------------------------------------------------------------------------------------------
2-A              $102,116,000  Variable   Variable PT   1.82        3.10     09/03-08/13   5.50%        9/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
3-A1             $130,000,000    4.45%    Variable PT   2.51        3.11     09/03-08/13   5.50%        9/25/2033       AAA / Aaa

3-A2             $235,799,000    4.23%    Sequential    1.03        1.03     09/03-11/05   5.50%        9/25/2033       AAA / Aaa

3-A3              $64,186,000    3.98%    Sequential    2.75        2.75     11/05-12/06   5.50%        9/25/2033       AAA / Aaa

3-A4              $58,322,000    4.50%    Sequential    4.01        4.01     12/06-06/08   5.50%        9/25/2033       AAA / Aaa

3-A5             $106,235,000    4.53%    Sequential    4.82        7.45     06/08-08/13   5.50%        9/25/2033       AAA / Aaa

3-A6 (4)             Notional    4.58%    Interest      1.88        1.88     09/03-06/08   5.50%       06/25/2008       AAA / Aaa
                                             Only

3-AX (4)             Notional    4.58%    Interest      2.60        2.60     09/03-06/08   5.50%       06/25/2008       AAA / Aaa
                                             Only

3-PAX (4)            Notional    4.58%    Interest      2.61        2.61     09/03-06/08   5.50%       06/25/2008       AAA / Aaa
                                             Only
------------------------------------------------------------------------------------------------------------------------------------
4-A               $48,015,000    4.39%    Variable PT   2.46        3.02     09/03-08/13   5.50%        9/25/2033       AAA / Aaa

4-AX (4)             Notional    4.39%    Interest      2.46        2.46     09/03-06/08   5.50%       06/25/2008       AAA / Aaa
                                             Only
------------------------------------------------------------------------------------------------------------------------------------
5-A              $111,301,000  Variable   Variable PT   2.52        3.13     09/03-08/13   5.50%        9/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
6-A               $86,156,000  Variable   Variable PT   2.85        3.11     09/03-08/13   5.50%        9/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
7-A               $24,227,000  Variable   Variable PT   3.11        3.12     09/03-08/13   5.50%        9/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------
B1-II             $34,255,000  Variable     Sub PT       N/A        5.64     09/03-08/13   2.15%        9/25/2033           AA

B2-II              $8,179,000  Variable     Sub PT       N/A        5.64     09/03-08/13   1.35%        9/25/2033           A

B3 (5)             $7,529,000  Variable     Sub PT       N/A        5.59     09/03-08/13   0.90%        9/25/2033          BBB

B4 (5) (6)         $3,671,000  Variable     Sub PT       N/A        5.59     09/03-08/13   0.60%        9/25/2033           BB

B5 (5) (6)         $3,671,000  Variable     Sub PT       N/A        5.59     09/03-08/13   0.30%        9/25/2033           B

B6 (5) (6)         $3,691,096  Variable     Sub PT       N/A        5.59     09/03-08/13   0.00%        9/25/2033           NR

R (7)                    $100  Variable    Residual      N/A        0.07     09/03-09/03   6.50%        9/25/2033       AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       1
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

(1)  The Class coupons are described under "Interest Rates" on page 8.

(2) Prepayments for Mortgage Pool 1 were run at 28% CPR per annum, and prepayments for Mortgage Pools 2 through 7 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in September 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 2 through 7. The WA Months to Roll for Mortgage Pool 2 is month 32 (the Distribution Date in April 2006). The WA Months to Roll for Mortgage Pool 3 is month 58 (the Distribution Date in June 2008). The WA Months to Roll for Mortgage Pool 4 is month 58 (the Distribution Date in June 2008). The WA Months to Roll for Mortgage Pool 5 is month 58 (the Distribution Date in June 2008). The WA Months to Roll for Mortgage Pool 5 is month 58 (the Distribution Date in June 2008). The WA Months to Roll for Mortgage Pool 6 is month 82 (the Distribution Date in June 2010). The WA Months to Roll for Mortgage Pool 7 is month 118 (the Distribution Date in June 2013).

(4) The Class 1-AX, 3-A6, 3-AX, 3-PAX, 4-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in January 2004 the Class 1-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in June 2008 the Class 3-A6 will no longer be entitled to receive distributions of any kind. After the Distribution Date in June 2008 the Class 3-AX will no longer be entitled to receive distributions of any kind. After the Distribution Date in June 2008 the Class 3-PAX will no longer be entitled to receive distributions of any kind. After the Distribution Date in June 2008 the Class 4-AX will no longer be entitled to receive distributions of any kind.

(5)  Crossed-subordinate bonds.

(6)  Not offered under this term sheet.

(7)  Non-economic REMIC residual.





--------------------------------------------------------------------------------

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
   BALANCES AS OF AUGUST 1, 2003 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS
CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
            INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

                   ------------------------------------------

                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"

                   ------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       2
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o The deal is comprised of 7 Mortgage Pools:

         Mortgage Pool 1 is comprised of 6-month LIBOR (95.24%) and 1-Month LIBOR (4.76%); 72.41% were originated by ALS.

         Mortgage Pool 2 is comprised of 3-year Hybrid ARMs; 62.71% were originated by IndyMac and 34.85% were originated by ALS. The 3-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (66.12%), 1-year CMT (30.35%), or 12-month LIBOR (3.54%).

         Mortgage Pool 3 is comprised of 5-year Hybrid ARMs; 93.19% were originated by ALS. The 5-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (93.92%) or 12-month LIBOR (6.09%).

         Mortgage Pool 4 is comprised of 5-year Hybrid ARMs; 100.00% were originated by IndyMac. The 5-year Hybrid ARMs in Pool 4 are indexed to either 1-Year CMT (61.59%) or 6-month LIBOR (38.41%).

         Mortgage Pool 5 is comprised of 5-year Hybrid ARMs; 90.55% were originated by IndyMac. The 5-year Hybrid ARMs in Pool 5 are indexed to either 6-month LIBOR (57.71%) or 1-year CMT (42.29%).

         Mortgage Pool 6 is comprised of 7-year Hybrid ARMs; 97.65% were originated by ALS. The 7-year Hybrid ARMs in Pool 6 are indexed to either 6-month LIBOR (95.46%) or 12-month LIBOR (4.54%).

         Mortgage Pool 7 is comprised of 10-year Hybrid ARMs; 100.00% were originated by ALS. The 10-year Hybrid ARMs in Pool 7 are indexed to either 6-month LIBOR (93.79%) or 12-month LIBOR (6.21%).


o Interest and principal on Mortgage Pools 1 through 7 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pools 2 through 7.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       3
--------------------------------------------------------------------------------

                                                    EXTERNAL USE
LEHMAN BROTHERS                                                                        RESIDENTIAL MORTGAGE FINANCE


-------------------------------------------------------------------------------------------------------------------
                                              Priority of Distributions
-------------------------------------------------------------------------------------------------------------------
 Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
-------------------------------------------------------------------------------------------------------------------


                 Mortgage Pool 1                                            Mortgage Pools 2 through 7
           Available Distribution Amount                                   Available Distribution Amount
+-----------------------------------------------------+       +----------------------------------------------------+
| First, to Class R, 1-A and 1-AX to pay interest     |       | First, to Class 2-A, 3-A1, 3-A2, 3-A3, 3-A4, 3-A5, |
|                                                     |       |  3-A6, 3-AX, 3-PAX, 4-A, 4-AX, 5-A, 6-A, and 7-A   |
|                                                     |       |                  to pay interest                   |
+-----------------------------------------------------+       +----------------------------------------------------+
                           |                                                            |
                           |                                                            |
                           |                                                            |
                           +                                                            +
+-----------------------------------------------------+       +----------------------------------------------------+
|    Second, to Class R and 1-A to pay principal      |       |  Second, to Class 2-A, 3-A1, 3-A2, 3-A3, 3-A4,     |
|                                                     |       |                 3-A5, 4-A, 5-A,                    |
|                                                     |       |           6-A, and 7-A to pay principal            |
+-----------------------------------------------------+       +----------------------------------------------------+
                           |                                                            |
                           |                                                            |
                           |                                                            |
                           +                                                            +
+-----------------------------------------------------+       +----------------------------------------------------+
|   To Class B1-I, B1-I-X, B2-I and B2-I-X to pay     |       |   To Class B1-II and B2-II to pay interest and     |
|               interest and principal                |       |                    principal                       |
+-----------------------------------------------------+       +----------------------------------------------------+
                           |                                                            |
                           |                                                            |
                           +------------------------------------------------------------+
                                                          |
                                                          |
                                                          +
                           +-----------------------------------------------------------+
                           |  To Class B3, B4, B5 and B6 to pay interest and principal |
                           +-----------------------------------------------------------+

---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").
Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof)
regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       4
---------------------------------------------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:                       August 1, 2003

Expected Pricing Date:              Week of August 11, 2003

Expected Settlement Date:           August 29, 2003

Distribution Dates:                 25th of each month, commencing in September
                                    2003

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer(s):                        ALS (78.20%), IndyMac (18.39%), BancMortgage
                                    (2.46%), and Colonial Savings (0.95%).

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master
                                    Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                      0.250% per annum on the outstanding mortgage
                                    balance for ALS and BancMortgage Serviced loans, 0.375% per annum on the outstanding mortgage balance for Colonial Savings F.A.
                                    Serviced Loans, and 0.44% per annum on the outstanding mortgage balance for the IndyMac
                                    Serviced Loans.

Trustee:                            Wells Fargo Bank Minnesota, N.A.

Trustee Fee:                        0.0060% per annum

Rating Agencies:                    It is expected that Standard and Poor's
                                    ("S&P") will rate all of the Offered
                                    Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay: All Classes.
                                    -------------

Registration:                       Book-entry form through DTC

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       5
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Minimum Denomination:               Class 1-A, 2-A, 3-A1, 3-A2, 3-A3, 3-A4,
                                    3-A5, 4-A, 5-A, 6-A, 7-A: $25,000 /$1
                                    thereafter.
                                    Class 1-AX, 3-A6, 3-AX, 3-PAX, 4-AX, B1-I-X
                                    and B2-I-X: $1,000,000 /$1 thereafter.
                                    Class B1-I, B2-I, B1-II, B2-II, and B3:
                                    $100,000/$1 thereafter.

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1: 28% CPR per annum.
                                    Mortgage Pool 2: 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Due Period:                         The "Due Period" related to each
                                    Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Pool 3 PAX Mortgage Loans:          The Pool 3 Mortgage Loans with prepayment
                                    penalty provisions, for which the seller owns the servicing rights (the "Pool 3 PAX
                                    Mortgage Loans "). The Pool 3 PAX Mortgage
                                    Loans are related to the Class 3-PAX
                                    Certificates.

Pool 3 AX Mortgage Loans:           The Pool 3 Mortgage Loans other than the
                                    Pool 3 PAX Mortgage Loans (the "Pool 3 AX
                                    Mortgage Loans "). The Pool 3 AX Mortgage
                                    Loans are related to the Class 3-AX
                                    Certificates.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       6
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Adjusted Net WAC:                   The "Adjusted Net WAC" for Pool 3 for each
                                    Distribution Date on or prior to the
                                    Distribution Date in June 2008 will be the weighted average, based on their respective principal balances, of the interest rates on:

                                    (1) an obligation having a principal balance equal to the aggregate principal balance of the Pool 3 PAX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) 4.58% and (y) the weighted average Net
                                    Mortgage Rate of the Pool 3 PAX Mortgage
                                    Loans at the beginning of the related Due
                                    Period and,
                                    (2) an obligation having a principal balance equal to the aggregate principal balance of the Pool 3 AX Mortgage Loans and bearing interest at a rate equal to the lesser of
                                    (x) 4.58% and (y) the weighted average Net
                                    Mortgage Rate of the Pool 3 AX Mortgage
                                    Loans at the beginning of the related Due
                                    Period.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       7
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates:                     Class 1-A will bear interest at a rate equal
                                    to Net WAC of Mortgage Pool 1 less 0.24% per annum until the January 2004 Distribution
                                    Date (month 5). Beginning with the accrual period in January 2004 the Class 1-A will accrue interest at the Net WAC of Mortgage
                                    Pool 1.

                                    Class 1-AX will bear interest at a rate
                                    equal to 0.24% per annum based on a Notional
                                    Balance until the Distribution Date in
                                    January 2004 (month 5). The Notional Balance of the Class 1-AX on any Distribution Date up to and including the Distribution Date in January 2004 will be equal to the Class 1-A principal balance prior to distributions for the related Distribution Date. The Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in January 2004.

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                                    Class B1-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    1.50% per annum and (ii) the Net WAC of
                                    Mortgage Pool 1.

                                    Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                                    Class B2-I will bear interest at a rate
                                    equal to the lesser of (i) 1-month LIBOR +
                                    1.93% per annum and (ii) the Net WAC of
                                    Mortgage Pool 1.

                                    Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Class 2-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       8
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 3-A1 will bear interest at a rate
                                    equal to 4.45% per annum up to and including the distribution date in June 2008 (month
                                    58); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 3 is less than 4.45%, the interest rate for the Class
                                    3-A1 shall equal the Adjusted Net WAC for Mortgage Pool 3. Beginning with the distribution date in July 2008, the Class
                                    3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A2 will bear interest at a rate
                                    equal to 4.23% per annum up to and including the distribution date in June 2008 (month
                                    58); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 3 is less than 4.23%, the interest rate for the Class 3-A2 shall equal the Adjusted Net WAC for Mortgage Pool 3. Beginning with the distribution date in July 2008, the Class 3-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A3 will bear interest at a rate
                                    equal to 3.98% per annum up to and including the distribution date in June 2008 (month
                                    58);provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 3 is less than 3.98%, the interest rate for the Class 3-A3 shall equal the Adjusted Net WAC for Mortgage Pool 3. Beginning with the distribution date in July 2008, the Class 3-A3 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A4 will bear interest at a rate
                                    equal to 4.50% per annum up to and including the distribution date in June 2008 (month
                                    58); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 3 is less than 4.50%, the interest rate for the Class 3-A4 shall equal the Adjusted Net WAC for Mortgage Pool 3. Beginning with the distribution date in July 2008, the Class 3-A4 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       9
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 3-A5 will bear interest at a rate
                                    equal 4.53% per annum up to and including the distribution date in June 2008 (month
                                    58); provided, however, that with respect to any Distribution Date as to which the Adjusted Net WAC for Mortgage Pool 3 is less that 4.53%, the interest rate for the Class
                                    3-A5 shall equal the Adjusted Net WAC for Mortgage Pool 3. Beginning with the distribution date in July 2008, the Class
                                    3-A5 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.

                                    Class 3-A6 will bear interest at a rate
                                    equal to 4.58% per annum until the
                                    distribution date in June 2008 (month 58) based on a Notional Amount. After the distribution date in June 2008, the Class 3-A6 will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-A6 on any distribution date up to and including the distribution date in June 2008 will be equal to the following:

                                    The sum of (A) the product of (i) a
                                    fraction, the numerator of which is the
                                    excess, if any, of (1) the Adjusted Net WAC for Pool 3 over (2) 4.45%, and the denominator of which is 4.58% and (ii) the Class Principal Amount of the Class 3-A1 Certificates immediately prior to such Distribution Date, and (B) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) Adjusted Net WAC for Pool 3 over (2) 4.23%, and the denominator of which is 4.58% and (ii) the Class Principal Amount of the Class 3-A2 Certificates immediately prior to such Distribution Date, and (C) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) Adjusted Net WAC for Pool 3 over (2) 3.98% and the denominator of which is 4.58% and (ii) the Class Principal Amount of the Class 3-A3 Certificates immediately prior to such Distribution Date, and (D) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) Adjusted Net WAC for Pool 3 over (2) 4.50%, and the denominator of which is 4.58% and (ii) the Class Principal Amount of the Class 3-A4 Certificates immediately prior to such Distribution Date, and (E) the product of
                                    (i) a fraction, the numerator of which is the excess, if any, of (1) Adjusted Net WAC for Pool 3 over (2) 4.53% and the denominator of which is 4.58% and (ii) the Class Principal Amount of the Class 3-A5 Certificates immediately prior to such Distribution Date.

                                    The initial Class 3-A6 Notional Amount is approximately $32,296,672.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):         Class 3-AX will bear interest at a rate
                                    equal to 4.58% per annum until the
                                    distribution date in June 2008 (month 58) based on a Notional Amount. After the distribution date in June 2008, the Class
                                    3-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-AX on any distribution date up to and including the distribution date in June
                                    2008 will be equal to the following:

                                    The Class Notional Amount of the Class 3-AX
                                    Certificates will be equal to the product of
                                    (i) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates of the Pool 3 AX Mortgage Loans at the beginning of the related Due Period minus 4.58% and the denominator of which is 4.58% and (ii) the total Scheduled Principal Balance of the Pool 3 AX Mortgage Loans as of the first day of the related Accrual Period.


                                    The initial Class 3-AX Notional Amount is approximately $23,800,443.

                                    Class 3-PAX will bear interest at a rate equal to 4.58% per annum until the distribution date in June 2008 (month 58) based on a Notional Amount. After the distribution date in June 2008, the Class 3-PAX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 3-PAX on any distribution date up to and including the distribution date in June 2008 will be equal to the following:

                                    The Class Notional Amount of the Class 3-PAX
                                    Certificates will be equal to the product of
                                    (i) a fraction, the numerator of which is the weighted average of the Net Mortgage Rate of the Pool 3 PAX Mortgage Loans at the beginning of the related Due Period minus 4.58% and the denominator of which is 4.58% and (ii) the total Scheduled Principal Balance of the Pool 3 PAX Mortgage Loans as of the first day of the related Accrual Period.

                                    The initial Class 3-PAX Notional Amount is approximately $18,044,250.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Rates (continued):

                                    Class 4-A will bear interest at a rate equal to the lesser of (i) 4.39% per annum and
                                    (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in June 2008 (month 58). Beginning with the distribution date in July 2008, the Class 4-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.

                                    Class 4-AX will bear interest at a rate
                                    equal to 4.39% per annum until the
                                    distribution date in June 2008 (month 58) based on a Notional Amount. After the distribution date in June 2008, the Class 4-AX will not be entitled to distributions of any kind and will have a Notional Amount equal to zero. The Notional Amount of the Class 4-AX on any distribution date up to and including the distribution date in June 2008 will be equal to the following:

                                    The Class Principal Amount of the Class 4-A
                                    Certificates multiplied by the following fraction:

                                    The excess, if any, of (1) the Net WAC of
                                    Pool 4 over (2) 4.39%
                                    -------------------------------------------
                                                    4.39%

                                    The initial Class 4-AX Notional Amount is approximately $1,967,496.

                                    Class 5-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 5.

                                    Class 6-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.


                                    Class 7-A will bear interest at a rate equal to the Net WAC of Mortgage Pool 7.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the Underlying Subordinate Rate for Pools 2 through 7.

                                    Classes B3, B4, B5 and B6 are
                                    cross-collateralized subordinates for
                                    payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the Underlying Subordinate Rate for Mortgage Pool 1 and the Underlying Subordinate Rate for Pools 2 through 7 weighted by the corresponding "Modified Group Subordinate Amounts".

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6.

                                    Mortgage Pools 2 through 7 Senior
                                    Certificates:
                                    Credit enhancement for the Mortgage Pools 2 through 7 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

                                    The underlying subordinate rates are
                                    calculated as follows:

                                    Underlying Subordinate Rate, Mortgage Pool
                                    1:
                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Underlying Subordinate Rate, Mortgage Pools
                                    2 through 7:
                                    The Mortgage Pools 2 through 7 Underlying
                                    Subordinate Rate equals the weighted average of the Underlying Subordinate Rate for each Pool, weighted on the basis of the Pool 2 Subordinate Amount, the Pool 3 Subordinate Amount, the Pool 4 Subordinate Amount, the Pool 5 Subordinate Amount, the Pool 6 Subordinate Amount, and the Pool 7 Subordinate Amount.

                                    For each Mortgage Pool (except Pool 3), the
                                    Underlying Subordinate Rate will equal the corresponding Mortgage Pool Net WAC.

                                    For the distribution date up to and
                                    including June 2008, the Pool 3 Underlying
                                    Subordinate Rate will be equal to the lesser of (i) 4.58% and (ii) the Adjusted Net WAC of Mortgage Pool 3. Beginning with the distribution date starting in July 2008 (month 58), the Pool 3 Underlying Subordinate Rate will be equal to the Net WAC of collateral in Pool 3.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------


                                    Basis Risk Protection:

                                    With respect to any Distribution Date on or prior to the Distribution Date in June 2008 (month 58), to the extent that the interest distributed on the Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class B1-II, Class B2-II, Class B3, Class B4, Class B5 or Class B6 Certificates (each, a "Basis Risk ProtectedCertificate") is limited due to either the weighted average Net Mortgage Rate on the 3-AX Mortgage Loans or the weighted average Net Mortgage Rate on the 3-PAX Mortgage Loans being below 4.58%, the amount of any such shortfall to such Certificates is referred to herein as a "Basis Risk Shortfall."

                                    On each Distribution Date, amounts otherwise payable to the Class 3-AX or Class 3-PAX Certificates, if any, will be used to pay any unpaid Basis Risk Shortfalls for such Distribution Date or any prior Distribution Date to the Basis Risk Protected Certificates. The amounts paid with respect to any Basis Risk Shortfalls shall be treated as having been distributed to the Class 3-AX and 3-PAX Certificates, as applicable, and the Class 3-AX and Class 3-PAX Certificates shall have no right to reimbursement for such amounts.

                                    For information reporting purposes, the
                                    Trustee will treat the entitlement of the holders of the Basis Risk Protected Certificates to receive payments in respect of Basis Risk Shortfalls as interests in interest rate cap contracts written by the holders of the Class 3-AX and Class 3-PAX Certificates in favor of the holders of the Basis Risk Protected Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------


Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Pool 3, Pool 4, Pool 5, Pool 6, and Pool 7

Initial Group I Senior Enhancement % = 7.00%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral balance

Initial Group II Senior Enhancement % = 5.50%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

      --------------------------------------- -------------------------------
           Distribution Dates (months)                   Shift %
      --------------------------------------- -------------------------------
                      1 - 84                               100%
      --------------------------------------- -------------------------------
                     85 - 96                               70%
      --------------------------------------- -------------------------------
                     97 - 108                              60%
      --------------------------------------- -------------------------------
                    109 - 120                              40%
      --------------------------------------- -------------------------------
                    121 - 132                              20%
      --------------------------------------- -------------------------------
                       133+                                 0%
      --------------------------------------- -------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

     --------------------------------------- -------------------------------
          Distribution Dates (months)                   Shift %
     --------------------------------------- -------------------------------
                     1 - 36                               50%
     --------------------------------------- -------------------------------
                      37+                                  0%
     --------------------------------------- -------------------------------

(If the respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       16
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For Mortgage Pool 1 and Mortgage Pools 2 through 7 calculate the following:
---------------------------------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       17
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
      1) Pay sequentially to Class R and Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:
      2) Pay 2-A until reduced to zero

Pool 3 Senior PDA as follows:
      3) A. Pay 21.8655704727% to the Class 3-A1 Certificates until reduced to zero; and

           B. Pay 78.1344295273% sequentially, to the Class 3-A2, Class 3-A3, Class 3-A4, and Class 3-A5 until reduced to zero

Pool 4 Senior PDA as follows:
      4) Pay Class 4-A until reduced to zero

Pool 5 Senior PDA as follows:
      5) Pay Class 5-A until reduced to zero

Pool 6 Senior PDA as follows:
      6) Pay Class 6-A until reduced to zero

Pool 7 Senior PDA as follows:
      7) Pay Class 7-A until reduced to zero


II.  Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
1) Pay Class B1-I and B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-I and B2-I and the denominator which is the current balance of the Class B1-I and Class B2-I Certificates and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pools 2 through 7 Subordinate PDA:
1) Pay Class B1-II and B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and B2-II and the denominator which is the current balance of the Class B1-II and Class B2-II Certificates and the Pools 2 through 7 Modified Group Subordinate Amount, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       18
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):
--------------------------------

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
---------------------------------------------------------------------------
*Subject to credit support tests

1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       19
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Group II Subordinate Amount:
----------------------------

Total Mortgage Pools 2 through 7 collateral less the current principal balance of the Mortgage Pool 2 through 7 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
--------------------------

Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).

Pool 6 Subordinate Amount:
--------------------------

Total Mortgage Pool 6 collateral less the current principal balance of the Mortgage Pool 6 Senior Bonds (excluding notional balances).

Pool 7 Subordinate Amount:
--------------------------

Total Mortgage Pool 7 collateral less the current principal balance of the Mortgage Pool 7 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       20
--------------------------------------------------------------------------------

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

The Modified Group Subordinate Amounts

Pool 1 Modified Group Subordinate Amount
----------------------------------------

Total Mortgage Pool 1 collateral less the current principal balance of (i) the Pool 1 Senior Bonds (excluding notional balances) and (ii) the Class B1-I and Class B2-I Certificates

Pool 2 through 7 Modified Group Subordinate Amount
--------------------------------------------------

Total Mortgages Pool 2 through 7 collateral less the current principal balance of (i) the Pool 2 through 7 Senior Bonds (excluding notional balances) and (ii) the Class B1-II and Class B2-II Certificates.






--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
   MBS Trading                     Brendan Garvey              (212) 526-8315
                                   Brian Hargrave              (212) 526-8320

--------------------------------------------------------------------------------
   Residential Finance             Stan Labanowski             (212) 526-6211
                                   Mike Hitzmann               (212) 526-5806
                                   Darius Houseal              (212) 526-9466

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       21
--------------------------------------------------------------------------------

                                                           EXTERNAL USE
LEHMAN BROTHERS                                                                                      RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------
---------------------------------------- ------------------------------ ------------------------------ --------------------------
                                               6-mo & 1-mo LIBOR                 3/1 & 3/27                   5/1 & 5/25
                                                 Non-Hybrid ARMs                 Hybrid ARMs                  Hybrid ARMs
                                                    Pool 1                         Pool 2                       Pool 3
                                                    ------                         ------                       ------
Total Number of Loans                                              538                            295                      1,424

Total Outstanding Loan Balance                         $202,054,839.02                $108,059,928.01            $629,145,171.34

Average Loan Principal Balance                             $375,566.62                    $366,304.84                $441,815.43

                                                                                                                    $40,450.75 -
Range of Loan Principal Balance             $48,950.00 - $3,927,765.31     $35,646.37 - $2,000,000.00              $3,570,000.00

Weighted Average Coupon                                         4.297%                         5.045%                     5.141%

Range of Coupons                                        2.125 - 6.875%                 3.625 - 7.950%               3.5 - 8.500%

Weighted Average Margin                                         2.660%                         2.589%                     2.255%

Range of Margins                                         0.187 - 3.25%                   2.00 - 5.00%              1.236 - 5.00%

Weighted Average Initial Periodic Cap                           1.148%                         4.744%                     5.932%

Range of Initial Periodic Caps                           1.00 - 12.00%                   2.00 - 6.00%               5.00 - 6.00%

Weighted Average Periodic Cap                                   1.175%                         1.624%                     1.995%

Range of Periodic Caps                                   1.00 - 12.00%                   1.00 - 2.00%               1.00 - 2.00%

Weighted Average Maximum Rate                                  10.844%                        10.995%                    11.073%

Weighted Average Floor                                          2.890%                         2.589%                     2.255%

Weighted Average Original Term (mo.)                             359.3                          360.0                      360.0

Weighted Average Remaining Term (mo.)                            355.8                          358.9                      359.0

Range of Remaining Term (mo.)                                286 - 360                      358 - 360                  358 - 360

Weighted Average Original LTV                                   69.04%                         72.15%                     68.26%

Range of Original LTV                                   16.00 - 95.00%                24.86 - 100.00%            16.30 - 100.00%

Weighted Average FICO                                              714                            711                        720

Range of FICO                                                623 - 820                      622 - 809                  620 - 810
---------------------------------------- ------------------------------ ------------------------------ --------------------------

[RESTUBBED TABLE]

----------------------------------------  ------------------- --------------------- --------------------- --------------------
                                           5/1 & 5/25 Non-IO
                                              Hybrid ARMs         5/1 Hybrid ARMs       7/1 Hybrid ARMs      10/1 Hybrid ARMs
                                                 Pool 4                Pool 5                Pool 6               Pool 7
                                                 ------                ------                ------               ------
Total Number of Loans                                    106                   306                   208                   44

Total Outstanding Loan Balance                $50,809,862.90       $117,779,189.28        $91,170,645.63       $25,637,560.44

Average Loan Principal Balance                   $479,338.33           $384,899.31           $438,320.41          $582,671.83

                                               $322,829.28 -           $72,800.00-           $58,500.00-          $86,318.02-
Range of Loan Principal Balance                $1,097,642.55         $1,347,174.29         $1,495,000.00        $3,380,000.00

Weighted Average Coupon                               5.016%                5.207%                5.160%               5.502%

Range of Coupons                                 3.75-6.500%           3.75-7.250%          3.625-6.250%          4.75-6.500%

Weighted Average Margin                               2.750%                2.703%                2.239%               2.250%

Range of Margins                                  2.75-2.75%            2.25-2.75%            2.00-2.25%           2.25-2.25%

Weighted Average Initial Periodic Cap                 4.239%                4.585%                5.949%               5.938%

Range of Initial Periodic Caps                    3.00-5.00%            3.00-6.00%            5.00-6.00%           5.00-6.00%

Weighted Average Periodic Cap                         1.527%                1.531%                2.000%               2.000%

Range of Periodic Caps                            1.00-2.00%            1.00-2.00%            2.00-2.00%           2.00-2.00%

Weighted Average Maximum Rate                        11.017%               11.213%               11.109%              11.440%

Weighted Average Floor                                2.750%                2.703%                2.239%               2.250%

Weighted Average Original Term (mo.)                   360.0                 360.0                 360.0                360.0

Weighted Average Remaining Term (mo.)                  358.9                 359.0                 359.3                359.2

Range of Remaining Term (mo.)                        358-360               358-360               358-360              358-360

Weighted Average Original LTV                         67.38%                71.52%                66.25%               62.58%

Range of Original LTV                           13.31-95.00%          24.28-95.00%          23.68-95.00%         24.44-95.00%

Weighted Average FICO                                    737                   705                   729                  718

Range of FICO                                        681-800               620-810               630-817              635-803
----------------------------------------  ------------------- --------------------- --------------------- --------------------

----------------------------------------------------------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                22
----------------------------------------------------------------------------------------------------------------------------------

                                                           EXTERNAL USE
LEHMAN BROTHERS                                                                                      RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------
                                                     6-mo & 1-mo LIBOR           3/1 & 3/27              5/1 & 5/25
                                                      Non-Hybrid ARMs           Hybrid ARMs              Hybrid ARMs
                                                          Pool 1                   Pool 2                  Pool 3
                                                          ------                   ------                  ------
Lien Position

First                                                           100.0%                100.0%                     100.0%

Geographic Distribution

(Other states account individually for less than            CA - 36.6%            CA - 60.1%                 CA - 51.0%
7% of the Cut-off Date principal balance)                   GA - 15.8%             CO - 6.5%                  CO - 8.9%
                                                             FL - 9.4%             FL - 4.0%                  AZ - 5.1%
Occupancy Status

Primary Home                                                     78.4%                 82.0%                      79.3%

Investment                                                       15.2%                 13.2%                      14.0%

Second Home                                                       6.4%                  4.9%                       6.7%

Delinquency Statistics

Current                                                          98.4%                 99.3%                     100.0%

One Payment Delinquent                                            1.6%                  0.7%                       0.0%

Loans with Prepayment Penalites

Total Number of Loans                                              246                    47                        531

Total Principal Balance                                $103,342,908.39        $16,723,389.21            $258,370,599.71

% of Principal Balance                                           51.1%                 15.5%                      41.1%

Weighted Average Coupon                                         4.440%                4.859%                     5.157%

Loans without  Prepayment Penalites

Total Number of Loans                                              292                   248                        893

Total Principal Balance                                 $98,711,930.63        $91,336,538.80            $370,774,571.63

% of Principal Balance                                           48.9%                 84.5%                      58.9%

Weighted Average Coupon                                         4.148%                5.079%                     5.129%
------------------------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE]

-----------------------------------------------------------------------------------------------------------------------------------
                                                   5/1 & 5/25 Non-IO
                                                      Hybrid ARMs       5/1 Hybrid ARMs       7/1 Hybrid ARMs       10/1 Hybrid ARMs
                                                         Pool 4              Pool 5                Pool 6                Pool 7
                                                         ------              ------                ------                ------
Lien Position

First                                                        100.0%             100.0%                100.0%               100.00%

Geographic Distribution

(Other states account individually for less than         CA - 74.6%         CA - 69.4%            CA - 41.0%            CA - 52.1%
7% of the Cut-off Date principal balance)                 NY - 3.4%          CO - 8.5%              CO -9.8%            NV - 13.2%
                                                          CT - 3.0%          GA - 2.9%              NY -6.3%             HI - 7.1%
Occupancy Status

Primary Home                                                  91.7%              85.8%                 82.5%                 55.82

Investment                                                     3.6%               9.5%                 12.9%                  19.6

Second Home                                                    4.7%               4.7%                  4.6%                  24.6

Delinquency Statistics

Current                                                      100.0%             100.0%                100.0%                100.0%

One Payment Delinquent                                         0.0%               0.0%                  0.0%                 0.00%

Loans with Prepayment Penalites

Total Number of Loans                                             3                  8                    91                    19

Total Principal Balance                               $1,181,838.99       2,793,078.11        $41,284,855.34        $11,740,780.60

% of Principal Balance                                         2.3%               2.4%                 45.3%                 45.8%

Weighted Average Coupon                                      4.706%             5.260%                5.155%                5.557%

Loans without  Prepayment Penalites

Total Number of Loans                                           103                298                   117                    25

Total Principal Balance                              $49,628,023.91    $114,986,111.17        $49,885,790.29        $13,896,779.84

% of Principal Balance                                        97.7%              97.6%                 54.7%                 54.2%

Weighted Average Coupon                                      5.023%             5.205%                5.164%                5.456%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                                                23
-----------------------------------------------------------------------------------------------------------------------------------